UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Tesoro Logistics LP (the "Partnership") on June 19, 2013 (the "Original Filing"), the Partnership completed the acquisition of the assets of Chevron Pipe Line Company and Northwest Terminalling Company's Northwest Products System on June 19, 2013. This Amendment No. 2 is being filed to amend Item 9.01 of the Original Filing to reissue the audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011 and the unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012 updated to include additional information regarding subsequent events and to provide the unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements of Business Acquired

Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011, a copy of which is filed as Exhibit 99.1 to the Current Report on Form 8-K/A.

Unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012, a copy of which is filed as Exhibit 99.2 to the Current Report on Form 8-K/A.

(b)    Pro Forma Financial Information.

The required unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012, is attached hereto as Exhibit 99.3 and incorporated in its entirety by reference.

(d)    Exhibits.

*23.1	Consent of PricewaterhouseCoopers LLC.

*99.1	Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011.

*99.2	Unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012.

99.3
Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 (incorporated by reference herein to Exhibit 99.4 to the Partnership's Current Report on Form 8-K filed on July 29, 2013, File No. 1-35143).

___________
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 8, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
*23.1	Consent of PricewaterhouseCoopers LLC.

*99.1	Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011.

*99.2	Unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012.

99.3
Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 (incorporated by reference herein to Exhibit 99.4 to the Partnership's Current Report on Form 8-K filed on July 29, 2013, File No. 1-35143).

_________
* Filed herewith

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